Exhibit 10.4

THIS NOTE AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE CONVERSION OF THIS NOTE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR A SIMILAR RULE AS THEN IN EFFECT UNDER THE SECURITIES ACT OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT. THIS NOTE IS ISSUED IN A SERIES OF NOTES UP TO AN AGGREGATE PRINCIPAL AMOUNT OF $750,000.

U.S. LIGHTING GROUP INC.

Convertible Note

Issuance Date: __________	$----,000.00

FOR VALUE RECEIVED, U.S. Lighting Group Inc., a Florida corporation (the “Company”), hereby promises to pay to the order of __________________, (the “Holder”) the principal sum of ________________________________ Dollars (US$_____,000) in lawful money of the United States of America, together with interest thereon at the rate of ten percent (10% percent) per annum on or before the Maturity Date (as defined below). Interest will begin to accrue on the Issuance Date of this Convertible Note (the “Note”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. Maturity Date.

(a) Maturity Date. The “Maturity Date” shall be the eighteen month anniversary of the Issuance Date. At the sole option of the Company, the principal amount and accrued interest on this Note may be paid by the Company to the Holder on the Maturity Date: (i) in lawful money of the United States of America, or (ii) by the issuance (within five business days following the Maturity Date) to the Holder of fully paid and nonassessable shares of Common Stock of the Company (the “Shares”) at a per share price of $0.25 (the “Conversion Price”).

(b) Fractional Shares. In the event the Company chooses to issue the Shares, it shall not issue any fraction of a share of Common Stock. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, and similar taxes that may be due with respect to the issuance and delivery of Common Stock.

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(c) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company, at any time while this Note is outstanding, shall (i) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event, and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, or shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(d) Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act, or (ii) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be the responsibility of the Holder to provide, and shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) (“Rule 144”) or (iv) such shares are transferred to an “affiliate” (as defined in Rule 144) of the Company who agrees to sell or otherwise transfer the shares only in accordance with this Section and who is an Accredited Investor. Until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefore free of any transfer legend if (i) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold.

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3. Events of Default. Each of the following shall constitute an “Event of Default.”

(a) Failure to make any required payment after ten (10) days of receipt of notice by Holder that such payment was not made; or

(b) Upon any Voluntary Bankruptcy or Insolvency Proceedings, which is defined as any of the following actions by the Company: (i) applying for, or consent to the appointment of, a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (ii) making a general assignment for the benefit of its creditors; (iii) dissolution or liquidation; (iv) commencing a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (v) taking any material action to effect any of the foregoing.

(c) Upon any Involuntary Bankruptcy or Insolvency Proceedings, which is defined as proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency, or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement.

Upon the occurrence of any Event of Default, the Holder may, at its option, declare in writing to the Company all principal and interest due hereunder to be due and payable immediately and, upon any such declaration, the same shall become and be immediately due and payable. Upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity.

4. Notices.

(a) Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.

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The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	U.S. Lighting Group, Inc.
34099 Melinz Parkway, Unit E Eastlake, Ohio 44095 Attention: CEO Telephone: (216) 896-7000

With a copy to:	Jeffrey M. Stein, Esq. JMS Law Group, PLLC 998C Old Country Road, #233 Plainview, NY 11803 Telephone: (516) 422-6285

If to the Holder, at such address as set forth on the signature page attached hereto.

5.  Choice of law. This Note shall be exclusively governed by and construed in accordance with the laws of the State of Ohio without regard to the principles of conflict of laws. The parties further agree that any action between them shall exclusively be heard in the State of Ohio.

6.  Waiver of Presentment, Demand and Dishonor. No delay on the part of the Holder in exercising any power or right hereunder shall operate as a waiver of any such power or right; nor shall any single or partial exercise of any power or right preclude any other or further exercise of such power or right, or the exercise of any other power or right, and no waiver whatsoever shall be valid unless in writing, signed by the Holder, and then only to the extent expressly set forth herein. No remedy is exclusive of any other remedy and all remedies shall be cumulative to the maximum extent permitted by applicable law. Except as otherwise set forth herein, the Company hereby waives presentment, demand for repayment, diligence, notice of dishonor and all other notices or demands in connection with the delivery acceptance, performance, default or endorsement of this Note.

7.  Severability. If any provision of this Note is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable, in any respect under applicable law, such provision will be enforced to the maximum extent possible given the intent of the parties hereto, and the balance of this Note shall remain in effect.

8. Transaction Costs. Each party shall be responsible for all costs and expenses it incurs in connection with the preparation of this Note.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date set forth above.

COMPANY:
U.S. LIGHTING GROUP, INC.

By:
Name:	Paul Spivak
Title:	CEO

IN WITNESS WHEREOF, the undersigned Holder hereby agrees to the terms set forth in this Note.

By:
Name:
Title:
Address:

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